Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report on Form 10-K of Trump Media & Technology Group Corp. (the “Company”) for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Phillip Juhan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: April 2, 2024	By:	/s/ Phillip Juhan
Phillip Juhan
Chief Financial Officer
(Principal Financial Officer)